UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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QUINCY GOLD CORP.
(Name of Registrant as Specified in its Charter)

NONE
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120 Adelaide Street West
Suite 512, Toronto
Ontario, Canada, M5H 1T1
Telephone: (416) 366-7871
Fax: 416 364-5400

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

APRIL 1, 2005

To The Stockholders of QUINCY GOLD CORP.:

                    A Special Meeting of Stockholders of QUINCY GOLD CORP., a Nevada Corporation, will be held at the offices of QUINCY GOLD CORP., 120 Adelaide Street West, Suite 512, Toronto, Ontario, Canada, M5H 1T1, telephone number (416) 366-7871 on Friday, April 1, 2005 at 10:00 a.m., Toronto time, for the purpose of:

1.	amending and allocating additional shares to the 2003 Key Employees Stock Option Plan; and

2.	transacting such other business as may properly come before the special meeting or any adjournments thereof.

Stockholders of record at the close of business on February 28, 2005 are entitled to notice of and to vote at the meeting.

By order of the Board of Directors,

QUINCY GOLD CORP.

/s/ Daniel T. Farrell

Daniel T. Farrell,
Secretary

March 4, 2005 Approximate Date of mailing to Stockholders

IMPORTANT: Whether or not you plan to attend the meeting, please execute and return the enclosed proxy. A return envelope is enclosed for your convenience. Prompt return of the proxy will assure a quorum and save the Corporation unnecessary expense. At least ten (10) days before the meeting of stockholders, a complete record of the stockholders of the Corporation entitled to vote at such meeting, or any adjournment thereof, will be on file at the place of business of the Corporation at 120 Adelaide Street West, Suite 512, Toronto, Ontario, Canada, M5H 1T1 and shall be produced and kept open at the time and place of the meeting. During all times referred to above, the records shall be subject to the inspection of any shareholder for the purposes of the meeting.

2

120 Adelaide Street West
Suite 512, Toronto
Ontario, Canada, M5H 1T1
Telephone: (416) 366-7871
Fax: 416 364-5400
PROXY STATEMENT
RELATING TO
SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 1, 2005

INTRODUCTION

                    This Proxy Statement is being furnished by the Board of Directors of QUINCY GOLD CORP. a Nevada corporation (the "Corporation"), to holders of shares of the Corporation's Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at a Special Meeting of Shareholders of the Corporation to be held on Friday, April 1, 2005 and any adjournment or adjournments thereof (the "Special Meeting") for the purposes set forth in the accompanying Notice of Special Meeting. This Proxy Statement is first being mailed to shareholders on or about March 4, 2005.

PURPOSES OF SPECIAL MEETING

                    At the Special Meeting, shareholders entitled to vote will be asked to consider and take action to amend and allocate additional shares to the 2003 Key Employees Stock Option Plan , and any other matters which properly come before the meeting.

VOTING AT SPECIAL MEETING

GENERAL

                    The close of business on the Record Date of February 28, 2005 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 33,974,586 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Special Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Special Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Special Meeting provided a quorum is present at the meeting in person or by proxy.

PROXIES

                    Shares of Common Stock which are entitled to be voted at the Special Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted: (1) FOR the amendment and allocation of additional shares to the 2003 Key Employees Stock Option Plan; and (2) AT the discretion of the proxy holder, any other matters which may properly come before the Special Meeting. A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Special Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Special Meeting and voting in person. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted there under is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

                    Each of the matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. Broker non-votes, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote shares for which no instructions have been given in their discretion in the election of directors.

                    The Corporation will bear all the cost and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders. In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.

MATTERS TO BE ACTED UPON

1.                 Amendment of the 2003 Key Employee Stock Option Plan and Allocation of Additional Shares to the Plan

Introduction

                    Since 2003, the Corporation has had a 2003 Key Employee Stock Option Plan ("KEP" or the “Plan”). The Key Employee Plan is a stock-based incentive bonus program, and its purpose is to motivate and reward eligible officers, directors, employees, and consultants for good performance by allowing the issuance of stock options. The Corporation's directors, executive officers, employees and consultants are eligible to receive bonuses under the KEP. The directors and executive officers include Daniel T. Farrell, the Corporation's Chairman and Chief Executive Officer, Art D. Ettlinger, the Corporation's President and Chief Operating Officer as well as the other officers listed in the section of this proxy statement entitled "Executive Compensation".

                    The KEP was approved by written consent of a majority of the holders of the Corporation’s common stock on December 3, 2003. In accordance with this proposal the Corporation is requesting that the stockholders approve an amendment to the KEP concerning (i) certain requirements required by the TSX-Venture Exchange as a condition to the Corporation’s listing on that Exchange as further described herein and (ii) the increase in the allocation of shares to the KEP from 1,900,000 to 10% of the Corporation’s common stock on a rolling basis. The effect of the change to a rolling basis is to increase the maximum number of shares under the Plan from 1,900,000 to 10% of our outstanding undiluted share capital.

Purpose of the KEP

                    The purpose of the KEP is to provide an incentive to eligible management, directors, employees, consultants and advisors of the Corporation whose present and potential contributions are important to the continued success of the Corporation, to afford these individuals the opportunity to acquire a proprietary interest in the Corporation; and to enable the Corporation to enlist and retain the best available talent for the conduct of its business.

Proposed Amendments to the KEP

                    The Corporation is seeking stockholder approval for the amendment to increase the allocation of shares to the KEP because the Corporation has substantially increased the scope of its business activities in the past year, primarily through the issuance of common stock, and the number of shares presently allocated to the KEP (1,900,000) is, in Management’s view, inadequate to provide the incentive to eligible directors, officers, employees, consultants and advisors of the Corporation which the KEP was designed to provide. Specifically, on November 1, 2004 the Corporation agreed to issue (subject to shareholder approval) options to acquire 250,000 shares of common stock at a price of $0.30 per share to a consultant of the Corporation and on February 11, 2005 agreed to issue (subject to shareholder approval) options to acquire 500,000 shares of common stock at a price of CAD$0.56 per share to the Corporation’s new President and Chief Operating Officer. Options to acquire 1,713,750 shares are currently outstanding under the KEP and accordingly the allocation of shares to the KEP needs to be increased to allow for the November 1, 2004 and February 11, 2005 option grants to be effected. In addition, due to the nature of the Corporation’s business and limited cash resources, it is expected that the capacity for additional grants will be required in future to attract qualified directors, officers, employees, consultants and advisors.

                    The proposed amendments to the Plan increase the maximum number of shares under the Plan from 1,900,000 to 10% of our outstanding undiluted share capital at the date of the grant in question. As the Corporation presently has 33,974,586 shares of Common Stock issued and outstanding, the number of shares which could be issued under the Plan Amendment is 3,397,458. In the event that the Corporation’s issued and outstanding common stock capital increases, the number of shares may be issued under the Plan will increase as well.

                    The Corporation is also seeking stockholder approval for certain amendments to the KEP as required by the TSX-V in order to bring the KEP into compliance with the requirements f the TSX-V. These amendments (i) require that all grants made under the KEP comply with the policies of the TSX-V; (ii) limits the class of persons eligible for grants under the plan to “Key Employees” as that term is defined by the TSX-V; (iii) deletes the provisions in the KEP allowing for common stock awards; (iv) limits the amount of options that can be granted to any one person in any one twelve month period to 5% of the Corporation’s then issued and outstanding common stock; (v) limits the amount of options that can be granted to a consultant (as defined in the KEP) in any one twelve month period to 2% of the Corporation’s then issued and outstanding common stock; (vi) certain other consequential amendments as more particularly described in the KEP.

                    The text of the KEP is set forth in Exhibit “A” to this proxy statement, and the proposed new language which is the subject of this proposal is underlined. The following is intended to be a summary of the proposed amendments to the terms of the KEP and does not purport to be a complete statement of its terms. This summary is subject to and qualified in its entirety by reference to Exhibit A.

                    The plan permits the Board to grant qualified options with an exercise price of not less than the fair market value on the date of grant, and non-qualified options at an exercise price of not less than eighty-five percent (85%) of the fair market value of the underlying shares of common stock on the date of the grant. The plan permits the Board to grant options with a term of up to ten years for certain qualified options and not more than five years for options granted to a granted to a person holding 10% or more of our stock. However, no options will be issued with a term longer than five years.

Participants

                    As noted herein, the individuals eligible for the KEP are the Corporation's directors, executive officers, employees and consultants (currently 13 persons).

Vote Necessary to Approve the KEP and the Allocation of Additional Shares

                    The affirmative vote of the holders of a majority of the shares of the Corporation’s common stock represented and voting at the Special Meeting is required to approve the amended KEP as well as to allocate additional shares to the Plan on a “rolling basis”. Unless marked to the contrary, proxies received will be voted FOR approval of the amended 2003 Key Employee Stock Option Plan as well as to allocate additional shares to the Plan.

Recommendation of the Board

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE 2003 KEY EMPLOYEE STOCK OPTION PLAN AND TO ALLOCATE ADDITIONAL SHARES TO THE PLAN.

2.                 Other Matters

                    As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than those described above. Should other business properly be brought before the Special Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

                    As each member of the Company’s board of directors and its executive officers are or all eligible to be participants in the KEP, each such person has an interest in the approval of the amendment and allocation of additional shares to the KEP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                    As at February 28, 2005, the record date for the Special Meeting, the Corporation had approximately 33,974,586 shares of Common Stock issued and outstanding. Each share of common stock is entitled to one vote. The Corporation has no other outstanding securities entitled to vote at the Special Meeting..

                    The following table sets forth, as of the date of this prospectus, the total number of shares owned beneficially by the present owners of 5% or more of our total outstanding shares. Unless otherwise stated, the stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to their shares: The persons named below may be deemed to be a parents and promoters of our Corporation within the meaning of such terms under the Securities Act, as amended, by virtue of his/its direct and indirect stock holdings. Mr. Farrell is the only promoter of our Corporation.

Title of Class	Name and Address of Beneficial	Amount and Nature of Beneficial	Percent of
	Owner	Ownership	Class
Common	Daniel T. Farrell	4,128,000 Common Shares(1)	12.18%
Stock	309 Center Street	Direct
	Hancock, MI 49930

Common	William M. Sheriff	6,166,000 Common Shares(1)	18.15%
Stock	7000 Eagle Circle	Direct and Indirect(2)
	Wylie, TX 75098

Title of Class	Name and Address of Beneficial	Amount and Nature of Beneficial	Percent of
	Owner	Ownership	Class
Common	RAB Special Situations LP	5,040,000 Common Shares(3)	14.83%
Stock	No. 1 Adam Street	Direct
	London W2CN 6LE
	United Kingdom

Common	SPGP	5,000,000 Common Shares(4)	14.72%
Stock	47 Av. Matignon	Direct
	75008 Paris, France

(1)	Includes Options to purchase 165,000 shares but excludes Options to purchase 55,000 shares which have not vested.
(2)	6,000,000 of these shares are registered in the name of Platoro West Incorporated, a company controlled by Mr. Sheriff.
(3)	Includes Share Purchase Warrants to purchase 1,680,000 shares.
(4)	Includes Share Purchase Warrants to purchase 1,666,667 shares.

The following table sets forth, as of the date of this prospectus, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group. Unless otherwise stated, the stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to their shares:

Title of Class	Name and Address of Beneficial	Amount and Nature of Beneficial	Percent of
	Owner	Ownership	Class
Common	Daniel T. Farrell	4,128,000 Common Shares(1)	12.18%
Stock	309 Center Street	Direct
	Hancock, MI 49930

Common	Art D., Ettlinger	Nil (2)	N/A
Stock	5563 45th Avenue
	Delta, British Columbia
	V4K 1L5

Common	Thomas Skimming	165,000(1)	0.49%
Stock	11 Camelot Court
	Toronto, Ontario
	M3B 2N4

Common	William Utterback	75,000(3)	0.22%
Stock	5020 Weikel Drive
	Winnemucca, NV 89445

Common	George Cole	165,000(1)	0.49%
Stock	610 S. Sutro Terrace
	Carson City, NV 89706

Common	John Cullen	555,000 Common Shares(1)	1.63%
Stock	37 Amelia Street	Direct
	Barrie, Ontario L4 1M5

Common	William M. Sheriff	6,166,000 Common Shares(1)	18.15%
Stock	7000 Eagle Circle	Direct and Indirect(2)
	Wylie, TX 75098

Common	James N. Fairbairn	112,500 Common Shares(3)	0.331%
Stock	31 Baymark Road	Direct
	Thornhill Ontario
	L3T 3Y4

Common	All Officers and Directors, as a group	11,376,500 Common Shares	33.49%
Stock

(1)	Includes Options to purchase 165,000 shares but excludes Options to purchase 55,000 shares which have not vested.
(2)	Does not include Options to purchase 500,000 shares which have not yet vested.
(3)	Includes Options to purchase 75,000 shares but excludes Options to purchase 25,000 shares which have not vested.

Except as otherwise noted, it is believed that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a beneficial owner of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our Common Stock.

EXECUTIVE COMPENSATION

Our directors have not been compensated for their services and there are no plans to compensate them in the near future until such time as we generate sufficient revenue to do so. Other than as described herein, our President has not been compensated for his services to date. We do not have any plans to compensate Mr. Farrell until such time as we have sufficient financial resources to do so.

Compensation of Directors

During the fiscal years ended April 30, 2004 and 2003, we did not pay our directors for any meetings.

The following table sets forth the total compensation paid or accrued by us for the three years ended April 30, 2004 on behalf of each of our named executive officers.

Summary Compensation Table

The following table sets forth information with respect to stock options to purchase common stock granted to our named executive officers during the fiscal year ended April 30, 2004.

SUMMARY COMPENSATION TABLE

		ANNUAL COMPENSATION			LONG TERM COMPENSATION

					Awards		Payouts

				Other	Restricted			All
				annual	stock	Securities		other
		Salary	Bonus	compensation	award(s)	underlying	LTIP	compen -
Name and Principal Position	Year	($)	($)	($)	($)	options/SARs (#)	payouts ($)	sation ($)

Daniel T. Farrell (1) , Chairman,	2004	$Nil	Nil	$42,500	Nil	220,000	Nil	Nil
CEO, Secretary and director	2003	Nil	Nil	$1,500	Nil	Nil	Nil	Nil

Adam Smith (2) , President and	2003	Nil	Nil	Nil	Nil	Nil	Nil	Nil
director	2002	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Gordon Krushnisky (3) , Chief	2003	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Financial Officer, Secretary and director	2002	Nil	Nil	Nil	Nil	Nil	Nil	Nil

(1)	Appointed President and Secretary August 16, 2002 and as director August 30, 2002. Resigned as President February 14, 2005.
(2)	Resigned as President August 16, 2002 and as director August 30, 2002.
(3)	Resigned as Chief Financial Officer and Secretary August 16, 2002 and as director August 30, 2002.

During the year ended April 30, 2004 we paid Daniel T. Farrell, our President, Secretary and director compensation of $1,500 per month for the period May through September, 2003 and $5,000 per month for the period October, 2003 through April 2004. We currently pay Mr. Farrell the sum of $10,000 per month.

Mr. Farrell was not paid any compensation in the year ended April 30, 2003 other than a one-time payment of $1,500. Prior to the afore-mentioned payment, Mr. Farrell was donating his services to us, and we valued these services at $500 per month.

On April 8, 2003 Mr. Farrell converted the sum of $37,000 which he had loaned to us or had advanced on our behalf into share of our common stock. The conversion price was $0.25 per share, which was the same price at which we issued shares of our common stock to investors on April 2 and 9th, 2003 pursuant to private placements referred to elsewhere in this prospectus. See “Recent Sales of Unregistered Securities” for a discussion of the terms of the private placements. Accordingly Mr. Farrell was not conferred any benefit as part of this conversion.

Employment Agreements with Executive Officers

There are no employment agreements with any officers or directors.

Option Grants in Last Fiscal Year

Other than options granted to our directors, officers and consultants under our 2003 Key Employee Stock Option Plan, we did not grant any options to purchase our common stock during the year ended April 30, 2004.

Employee Stock Incentive Plan

On December 3, 2003, the board of directors adopted the 2003 Key Employee Stock Option Plan subject to shareholder approval. The aggregate number of shares of common stock that can be awarded under the plan is 1,700,000, of which 1,670,000 were granted on December 3, 2003 subject to shareholder approval. On January 13, 2004 the board of directors determined to increase the aggregate number of shares of common stock that can be awarded under the plan to 1,900,000 and granted an additional 225,000 options, subject to shareholder approval. Shareholder approval was obtained on March 2, 2004. The plan permits the Board to grant qualified options with an exercise price of not less than the fair market value on the date of grant, and non-qualified options at an exercise price of not less than eighty-five percent (85%) of the fair market value of the underlying shares of common stock on the date of the grant. The plan permits the Board to grant options with a term of up to ten years for certain qualified options and not more than five years for options granted to a granted to a person holding 10% or more of our stock. However, no options will be issued with a term longer than five years. Options will be used by us to attract and retain certain key individuals and to give such individuals a direct financial interest in our future success and profitability.

On November 1, 2004 we granted, subject to shareholder approval, options to purchase 250,000 common shares at an exercise price of $0.30 per share. These options vest in equal stages on May 1, 2005, November 1, 2005, May 1, 2006 and November 1, 2006 and expire on October 31, 2009. On December 20, 2004 our board of directors resolved to amend the terms of our 2003 Key Employee Stock Option Plan to increase the maximum number of shares under the plan from 1,900,000 to 10% of our outstanding undiluted share capital on a rolling basis, subject to ratification by our stockholders of the Company.

Option Grants to the Named Executive Officers and Directors as of the date hereof:

Name of Beneficial Owner	Title	Options
Daniel T. Farrell	Chairman, Chief Executive Officer, Secretary and Director	220,000

Art D. Ettlinger	President, Chief Operating Officer and Director	500,000
Thomas Skimming	Director	220,000
George Cole	Director	220,000
William C. Utterback	Director	100,000
John Cullen	Director	220,000
James N. Fairbairn	Chief Financial Officer	100,000

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

There were no option exercises in the last fiscal year.

Benefit Plans

We do not have a long-term incentive plan nor do we have a defined benefit, pension plan, profit sharing or other retirement plan.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Corporation's next annual meeting is scheduled for September, 2005. A Stockholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than August 1, 2005. The Corporation's By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Special Meeting. At the time of submission of such proposal a stockholder must have been of record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held. A copy of the pertinent By-Law provisions are available upon written request to the Secretary of the Corporation.

FORM 10-K

Any shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended April 30, 2004 (the "Form 10-K"), without cost, upon written request to the Secretary of the Corporation. The Form 10-K is not part of the proxy solicitation material for the Special Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address: http://www.sec.gov.

Corporation financial reports and product information may also be accessed at the Corporation's Internet Web Site at http://www.quincygold.com. Information on our website does not form any part of the material for solicitation of proxies.

By order of the Board of Directors,

QUINCY GOLD CORP.

/s/ Daniel T. Farrell

Daniel T. Farrell, Secretary

Appendix “A”

120 Adelaide Street West
Suite 512, Toronto
Ontario, Canada, M5H 1T1
Telephone: (416) 366-7871
Fax: 416 364-5400

PROXY

PROXY, SOLICITED BY THE MANAGEMENT OF THE CORPORATION, for the Annual General Meeting of Shareholders to be held Friday, April 1, 2005. The undersigned Shareholder of Quincy Gold Corp. (the "Corporation") hereby appoints Daniel T. Farrell, Chief Executive Officer, or failing him, James N. Fairbairn, Chief Financial Officer or instead of either of them, _______________ as proxy, with power of substitution, to attend and vote for the undersigned at the Special Meeting of Shareholders of the Corporation to be held at 120 Adelaide Street West, Suite 512, Toronto Ontario M5H 1T1 at 10:00 o'clock in the am, Toronto time, Friday, April 1, 2005 and at any adjournments thereof, and without limiting the general authorization and power hereby given, the persons named above are specifically directed to vote as follows:

This part of the proxy must be left blank for barcode and address printing for efficient proxy tabulation. Your proxy should be one page, doublesided if required. Your proxy should not be attached to any other documents and should not be collated. At least 20lb stock (photocopy paper) should be used in duplicating the proxy.

1. Approval of the amendment and allocation of additional shares to the 2003 Key Employees Stock Option Plan.

FOR ( ) AGAINST ( ) ABSTENTION ( )

TO BE VALID, THIS PROXY MUST BE RECEIVED BY THE CORPORATION, OR ITS AGENT, EQUITY TRANSFER SERVICES INC., 120 ADELAIDE STREET WEST, SUITE 420, TORONTO, ONTARIO, M5H 4C3, NOT LATER THAN 10:00 am. TORONTO TIME, ON WEDNESDAY MARCH 30, 2005.

This proxy revokes and supersedes all proxies of earlier date.

THIS PROXY MUST BE DATED.

DATED this                 day of                            , 2005.

Name of Shareholder (Please Print)

Signature of Shareholder

Exhibit “A”

QUINCY GOLD CORP.

Amended 2003 Key Employee Stock Option Plan

1.
Purpose. The purpose of this Plan is to promote to the interests of the Company and its stockholders by attracting, retaining, and stimulating the performance of selected employees and advisors, including officers and directors, and giving such employees, management, directors, and advisors the opportunity to acquire a proprietary interest in the Company's business and an increased personal interest in this continued success and progress as well as increasing the productivity of those individuals whom the Committee deem to have the potential to contribute to the success of the Company.

2.	Definitions. Unless otherwise indicated, the following words when used herein shall have the following meanings:

a.	“Award” shall mean an Option or a Stock Appreciation Right.

b.	"Board of Directors" shall mean the Board of Directors of the Company.

c.	"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

c.	"Common Stock" shall mean the Company's Common Stock ($0.001 par value) and any share or shares of the Company's stock hereafter issued or issued in substitution for such shares.

d.
"Company" means Quincy Gold Corp., a Nevada corporation and shall include any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee.

e.
"Committee" means the body appointed by the Board of Directors, which shall be comprised in such a manner as to comply with the requirements, if any, of Rule 16b-3 (or any successor rule) under the Exchange Act and of Section 162 of the Code.

f.
“Consultant” shall have the meaning provided in the Exchange Policies; excluding however, any person performing services that are in connection with the offer or sale of securities in a capital-raising transaction, or which directly or indirectly promote or maintain a market for the Company’s securities.

g.	“Discounted Market Price” shall have the meaning prescribed by the Exchange Policies.

h.	"Director" shall mean a member of the Board of Directors.

i.	“Employee” shall have the meaning provided in the Exchange Policies and who is a natural person providing bona fide services to the Company.

j.	“Exchange Policies” means the policies of the TSX Venture Exchange.

k.	"Key Employee" shall include the following: a Director, Officer, Employee, Consultant or Management Company Employee.

l.
"Incentive Stock Option" shall mean any Option granted to an eligible Key Employee under the Plan, which the Company intends at the time the Option is granted to be an Incentive Stock Option within the meaning of Section 422 of the Code.

m.	“Management Company Employee” shall have the meaning provided in the Exchange Policies.

2

	n.	"Nonqualified Stock Option" shall mean any Option granted to an eligible Key Employee under the Plan which is not an Incentive Stock Option.

o.
“Officer” shall mean an officer of the Company and shall include the Company’s President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer and/or Principal Financial Officer, as well as the Company’s Vice-Presidents.

	p.	"Option" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

q.
"Optionee" shall mean any Key Employee who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance or pursuant to a QDRO.

r.
"Stock Appreciation Right" shall mean a right to surrender to the Company all or a portion of an Option, to the extent the Option is then exercisable, and to receive in exchange a payment as provided in Section 6.

	s.	"Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 425(f) of the Code.

3.	Administration.

a.
This Plan shall be administered by the Compensation Committee of the Board of Directors or if there is no body appointed by the Board of Directors, then the Board of Directors as a whole (the "Committee"). Except for the terms and conditions explicitly set forth in this Plan, the Committee shall have the authority, in its discretion, to determine all matters relating to the award and issuance of common stock or the grant of Options to be granted under this Plan, including selection of the individuals to be granted Options, the number of shares to be subject to each grant, the date of grant, the termination of the Options, the Option term, vesting schedules, and all other terms and conditions thereof. Such authority shall also include the authority in the event of a spin-off or other corporate transaction to permit substitution of an Award granted under the Plan with an award from another company or an award denominated in other than shares of Common Stock. Grants under this Plan to Key Employees need not be identical in any respect, even when made simultaneously. The Committee will also determine and approve the granting of Stock Appreciation Rights to selected eligible individuals and determine whether the grant of Options will consist of an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code"), or a Non-Qualified Stock Option, which shall consist of any Option granted under this Plan other than an Incentive Stock Option.

b.
Options and Stock Appreciation Rights shall be evidenced by written agreements ("Award Agreements") which shall contain such terms and conditions as may be determined by the Committee. Each agreement shall be signed on behalf of the Company by an officer or officers delegated such authority by the Committee using either manual or facsimile signature.

c.
All decisions made by the Committee pursuant to the provisions of this Plan and all determinations and selections made by the Committee pursuant to such provisions and related orders or resolutions of the Board of Directors shall be final and conclusive. The Committee shall not have the right to cancel outstanding Options or Stock Appreciation Rights for the purpose of replacing or regranting such Options or rights with a purchase price that is less than the purchase price of the original Option or right.

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d.
Limitation of Liability. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company shall indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

e.
All or part of any Award shall be subject to conditions and restrictions established by the Committee and set forth in the Award Agreement, which may include, but not be limited to, achievement of goals over a specified Period, such as earnings or earnings growth; return on equity, assets or investment; revenues; expense control; total shareholder return; cash flow; or assets. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based on total Company or business unit performance or based on comparative performance with other companies.

f.
The Committee also may require or permit participants to elect to defer the delivery of Options or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in share equivalents. In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code affecting tax deductibility) would operate to disallow a tax deduction by the Company for all or a portion of such payment. The period of any such delay in payment shall be until the payment or portion thereof, is tax deductible, or such earlier date as the Committee shall determine.

4.	Eligibility and Participation. The group of individuals eligible to receive Options and Stock Appreciation Rights shall consist only of those persons who are Key Employees.

5.	Shares Subject to This Plan.

a.
The stock to be issued pursuant to the valid exercise of any Option offered under the Plan shall be shares of the Company's authorized Common Stock and may be unissued shares or shares now held or subsequently acquired by the Company as treasury shares, as the Board of Directors may from time to time determine. Subject to adjustment as provided in Section 15 hereof, the aggregate number of shares to be delivered under this Plan at any given time shall not exceed 10 % of the number of the Company’s then issued and outstanding shares of Common Stock.

If an Option expires, is surrendered in exchange for another Option, or terminates for any reason during the term of this Plan prior to its exercise in full, the shares subject to but not delivered under such Option shall be available for Options thereafter granted and for replacement Options which may be granted in exchange for such surrendered or terminated Options. The shares under a related Option which are surrendered upon the exercise of a Stock Appreciation Right shall be charged against the aggregate number of shares available which may be delivered under the Plan.

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b.
Any shares of common stock delivered upon exercise of a Stock Appreciation Right may be unissued shares or treasury shares, as the Board of Directors may from time to time determine, and shall be charged against the aggregate number of shares of stock available for purposes of this Plan.

6.
Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to eligible individuals who have been or are granted Options under this Plan. In exchange for the surrender in whole or in part of the privilege of exercising the related Option to purchase shares of the Company's common stock, the granted Stock Appreciation Right shall entitle eligible individuals to payment of an amount equal to the appreciation in value of the surrendered Options (the excess of the fair market value of such Options at the time of surrender over their aggregate Option price). Such payment may be made in cash, check, or in shares of common stock valued at the fair market value as of the date of the surrender, or partly in cash (or check) and partly in shares of common stock, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value which would be payable under granted rights. The Board may establish an arrangement, to be administered by the Committee, under which eligible individuals may defer such payment to a future date or dates (including the accrual of interest on deferred amounts), provided that a eligible individual's deferral election under any such arrangement shall be made (a) on or before the date of grant of the Stock Appreciation Rights being surrendered, or (b) subject to approval by the Committee, before the date on which the eligible individuals becomes vested in the Stock Appreciation Rights being surrendered.

7.	Incentive Stock Options.

a.	An Option designated by the Committee as an "Incentive Stock Option" is intended to qualify as an "Incentive Stock Option" within the meaning of Subsection (b) of Section 422 of the Code.

b.
To the extent that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options (determined without regard to this paragraph b.) are exercisable for the first time by the grantee during any calendar year (under this Plan and all other Incentive Stock Option Plans of the Company and its subsidiaries) exceed $100,000, such Options shall be treated as Non-Qualified Options and not qualify as incentive Stock Options.

c.
Should Section 422 of the Code, or regulations or pronouncements thereunder, be modified during the term of this Plan, this Plan and any outstanding Options may be amended to conform to such modification, if approved by the Board of Directors, upon recommendation by the Committee.

d.	For purposes of this Plan, fair market value shall be determined under the applicable method provided by Regulations under Section 2031 of the Code.

e.
In the case of an Incentive Stock Option: (a) granted to a Key Employee who at the time of the grant of such Incentive Stock Option owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per share exercise price shall be no less than 110% of the fair market value per Share on the date of grant; (b) granted to any other Key Employee, the per share exercise price shall be no less that 100% of the Fair Market Value per share on the date of grant.

f.
In the case of an Incentive Stock Option granted to a Key Employee who at the time of the grant of such Incentive Stock Option owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, such Incentive Stock Option may not be exercised after the expiration of five (5) years from the date the Incentive Stock Option is granted.

g.
Disqualifying Disposition. If stock acquired upon exercise of an Incentive Stock Option is disposed of by an Optionee prior to the expiration of either two years from the date of grant of such Option, one year from the transfer of shares to the

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Optionee pursuant to the exercise of such Option or in any other disqualifying disposition, within the meaning of Section 422 of the code, such Optionee shall notify the Corporation in writing of the date and terms of such disposition. A disqualifying disposition by an Optionee shall not affect the status of any other incentive stock Option granted under the Plan.

h.
Limitations. In any 12 month period, any one individual may not be granted Options to acquire in excess of 5% of the Company’s issued and outstanding shares of common stock as at the date of such grant. In any 12 month period, any one Consultant may not be granted Options to acquire in excess of 2% of the Company’s issued and outstanding shares of common stock as at the date of such grant. In any 12 month period, any one Employee conducting Investor Relations Activities may not be granted Options to acquire in excess of 2% of the Company’s issued and outstanding shares of common stock as at the date of such grant. Any reduction in the exercise price of an Option previously granted to an Insider of the Company must received disinterested Shareholder approval prior to being effective. For the purposes of this paragraph (h) the terms “Investor Relations Activities” and “Insider” shall have the meaning provided in the Exchange Policies.

8.
Term of Option Period. The term during which Options and Stock Appreciation Rights may be granted under this Plan shall expire as set in the discretion of the Committee, and the Option period during which each Option and Stock Appreciation Right may be exercised shall, subject to the provisions of Section 12 hereof, be such period as determined by the Committee, expiring not later than the tenth anniversary of the grant date for an Incentive Stock Option, and no later than the expiration date of the related Option for any Stock Appreciation Right, as may be determined by the Committee.

9.	Common Stock Awards [Intentionally Deleted]

10.
Option Price. Except as set forth in section 7 herein, the price at which shares may be purchased upon exercise of a particular Option shall be such price, as may be fixed by the Committee. Notwithstanding any provision to the contrary, no Options shall be issued for an exercise price of less than the greater of:

a.
eighty-five percent of (whichever is applicable)(i) the average closing bid price for the Common Stock on either the Over-the-Counter Bulletin Board (“OTCBB”) or the “Pink Sheets” (wherever the Company is then trading) for the twenty (20) days prior to five business days prior to the grant of the Options; (ii) the highest price at which Common Stock has been sold within 90 days of grant or, (iii) if no Common Stock has been sold within 90 days of grant, then the last offering price in any sale of Common Stock (if the Company’s stock is not then traded); and

	b.	the Discounted Market Price.

11.
Cashless Exercise. If permitted by a particular Option grant, payment to exercise Options under this Plan may be made by surrendering to the Company a portion of a particular grant and receiving from the Company in whole shares the difference between the total shares of the Option grant and the number of whole Option shares surrendered. The number of whole Option shares required to be surrendered by an Optionee shall be the number of whole Option shares that is equal to or less then the result of dividing the total exercise price of the Options being exercised by the fair market value of one share of common stock. If the whole number of Option shares surrendered is less than the total exercise price of the grant, the shortfall must be made up in cash.

12.	Vesting; Exercise of Options and Rights.

a.
Subject to the provisions of paragraph g. herein, an Option shall vest and become nonforfeitable and exercisable, pursuant to such vesting schedules as determined by the Committee, but in no event later than 5 years from the date of

6

grant. Key Employees shall be credited with prior years of service with the Company for purposes of any vesting schedules.

b.
Each Option and Stock Appreciation Right granted shall be exercisable in whole or in part at any time or from time to time during the Option period as the Committee may determine, provided that the election to exercise an Option or Stock Appreciation Right shall be made in accordance with applicable Federal laws and regulations, and further provided that each Option shall contain a provision that will prevent exercise of the Option unless the Optionee remains in the employ of the Company or its subsidiary at least one year after the granting of the Option. However, the Committee may in its discretion accelerate the vesting schedule of any Option at any time.

c.
No Option may at any time be exercised with respect to a fractional share. In the event that shares are issued pursuant to the exercise of a Stock Appreciation Right, no fractional shares shall be issued; however, a fractional Stock Appreciation Right may be exercised for cash.

d.
As a condition to the exercise of a Non-Qualified Stock Option or Stock Appreciation Right, Optionees shall make such arrangements as the Committee may require for the satisfaction of any federal, state, or local withholding tax obligations that my arise in connection with such exercise.

e.
No shares shall be delivered pursuant to the exercise of any Option or Stock Appreciation Right, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto and until, in the case of the exercise of an Option, payment in full of the Option price thereof or stock as a form of payment as provided in Section 10 hereof is received by the Company in cash (or check) or stock. No holder of an Option or Stock Appreciation Right, or his/her legal representative, legatee, or distributee, shall be or be deemed to be a holder of any shares subject to such Option or Stock Appreciation Right unless and until he/she has received a certificate or certificates therefor.

f.
Notwithstanding any vesting requirements contained in any Option, all outstanding Options shall become immediately exercisable (1) following the first purchase of Common Stock pursuant to a tender offer or exchange offer (other than an offer made by the Company) for all or part of the Common Stock, (2) at such time as a third person, including a "group" as defined in Section 13(d) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 25% or more of the total number of votes that may be cast for the election of Directors of the Company, (3) on the date on which the shareholders of the Company approve (i) any agreement for a merger or consolidation in which the Company will not survive as an independent, publicly owned corporation or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets. The Committee's reasonable determination as to whether such an event has occurred shall be final and conclusive.

g.
Notwithstanding any other provisions of this Agreement to the contrary, the right of any Key Employee to receive any benefits hereunder shall terminate and shall be forever forfeited if such Key Employee's employment with the Company is terminated because of his/her fraud, embezzlement, dishonesty, or breach of fiduciary duty. In such an event, all unexercised Options shall be deemed null and void. This Section shall be inapplicable to any such termination of employment or status as an advisor or consultant occurring after the Plan has been terminated.

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13.
Transferability of Options and Stock Appreciation Rights. The right of any Optionee to exercise an Option or Stock Appreciation Right granted under the Plan shall, during the lifetime of such Optionee, be exercisable only by such Optionee or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO") and shall not be assignable or transferable by such Optionee other than by will or the laws of descent and distribution or a QDRO. Notwithstanding the foregoing, an Optionee’s heirs or administrators cannot exercise any portion of an Option or Stock Appreciation Right granted under the Plan after the date which is one year from the Optionee’s death.

14.
Termination of Relationship. The terms and conditions under which an Option or Stock Appreciation Right may be exercised after the termination of relationship with the Company shall be determined by the Committee.

15.
Changes in Common Stock. The aggregate number and class of shares on which Options and Stock Appreciation Rights may be granted under this Plan, the number and class of shares covered by each outstanding Option, and the exercise price per share thereof (but not the total price), of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a split-up or consolidation of shares, or any spin-off, spin-out, split-up, or other distribution of assets to shareholders, or any like capital adjustment or the payment of any such stock dividend, or any other increase or decrease in the number of shares of common stock of the Company without the receipt of consideration by the Company, or assumption and conversion of outstanding grants due to an acquisition.

16.
Amendment and Discontinuance. The Board of Directors may amend, suspend, or discontinue this Plan, but may not, without the approval of the holders of the Company's common stock, make any amendment thereof which operates: (a) to increase the total number of shares which may be granted under this Plan, (b) to extend the terms of this Plan or the maximum Option period provided in Section 8 hereof, (c) to decrease the minimum Option price provided in Section 9 hereof, (d) to materially modify the requirements as to eligibility for participation in this Plan, or (e) to materially increase the benefits accruing to participants under this Plan. No amendment to this Plan shall, except with the consent of the Optionee, adversely affect rights under an Option previously granted.

17.	Term of Plan. This Plan shall become effective October 15, 2003, subject to the approval by the holders of the Company's common stock within one year of the date of adoption of this Plan.

18.
Investment Representation. Upon demand by the Company, the Optionee shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option or Stock Appreciation Right has been given by Optionee is being made for investment only and not for resale or with a view to distribution and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the Option period, shall be a condition precedent to the right to purchase such shares.

19.
Rights as Shareholder and Employee. An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares. Neither the Plan, nor the granting of an Option or other rights herein, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a Key Employee has a right to continue as an Employee for any period of time or at any particular rate of compensation.

20.	Governing Law. Options granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of Nevada.

21.
Limitations on Sale of Stock Purchased Under the Plan. The Plan is intended to provide common stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his own affairs. A Participant, therefore, may sell stock purchased under the Plan at any time he chooses, subject to compliance with any

8

applicable Federal or state securities laws. THE PARTICIPANT ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

22.
Governmental Regulation. The Company's obligation to sell and deliver shares of the Company's common stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.

23.
Other Benefit And Compensation Programs. Unless otherwise specifically determined by the Committee, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

24.
Unfunded Plan. Unless otherwise determined by the Board, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall constitute, general unsecured liabilities of the Company and shall not confer upon any Participant any right, title or interest in any assets of the Company.

25.
Arbitration. Any controversy arising out of, connected to, or relating to any matters herein of the transactions between a eligible individual and Company (including for purposes of arbitration, officers, directors, employees, controlling persons, affiliates, professional advisors, agents, or promoters of Company, Participant), on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State Anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claims of fraud, negligence, negligent misrepresentations, unjust termination, breach of contract, and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the Arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of Nevada law. Venue for any arbitration proceedings shall be Hancock, Michigan. In the event of such a dispute, each party to the conflict shall select an arbitrator, which shall constitute the three person arbitration board. The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties.